UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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PACIFIC STATE BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PACIFIC STATE BANCORP
1899 W. March Lane
Stockton, California 95207

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN TO SHAREHOLDERS that the 2009 Annual Meeting of Shareholders of Pacific State Bancorp ("Bancorp") will be held Thursday, May 14, 2009, at the main branch of Pacific State Bank, 1547 E. March Lane, Stockton, California, at 4:30 p.m. for the following purposes:

1. To elect the following eleven (11) persons as directors of Bancorp for the ensuing year: Michael L. Dalton, Maxwell M. Freeman, Harold Hand, Patricia Ann Hatton, Steven J. Kikuchi, Yoshikazu Mataga, Russell G. Munson, George M Schofield, Rick D. Simas, Gary A. Stewart, and Kathleen Verner.   See “PROPOSAL ONE: ELECTION OF DIRECTORS.”

2.  To transact any other business which may properly come before the Annual Meeting and any postponement or adjournment thereof.

Section 16 of the By-Laws of Bancorp provides for the nomination of Directors in the following manner:

"Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of stockholders called for the election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these By-Laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee."

Only those shareholders of record at the close of business on March 31, 2009, will be entitled to notice of and to vote at the Annual Meeting.

Dated: April 14, 2009                                                                                     By Order of the Board of Directors

Russell G. Munson, Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY, OR VISIT THE WEBSITE http://www.proxyvoting.com/psbc AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

 Mailed to shareholders on
 or about April 14, 2009

PACIFIC STATE BANCORP
PROXY STATEMENT

1899 W. March Lane
Stockton, California 95207
Telephone (209) 870-3214

INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is furnished to solicit proxies for use at the 2009 Annual Meeting of Shareholders (the "Meeting") of Pacific State Bancorp ("Bancorp"), to be held Thursday, May 14, 2009, at 4:30 p.m. at 1547 E. March Lane, Stockton, California, and at any and all adjournments thereof.

Revocability of Proxies

A form of proxy for voting your shares at the Meeting is enclosed.  If you execute and deliver this proxy, you will still have the right to and may revoke it at any time before it is exercised by filing with the Secretary of Bancorp a written revocation or a duly executed proxy bearing a later date. In addition, you may revoke your proxy by attending the Meeting and voting in person.

Subject to your revocation, all shares represented by your properly executed proxy received in time for the Meeting will be voted by the proxy holders in accordance with your instructions specified on the proxy.  UNLESS YOU OTHERWISE DIRECT IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED HEREIN.  IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Persons Making the Solicitation

The Board of Directors of Bancorp is making this solicitation.  All associated expenses will be borne by Bancorp.  Proxies will be solicited principally by mail, but officers, directors, and employees of Bancorp may solicit proxies personally or by telephone, without receiving special compensation for such activities.  Bancorp will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Bancorp is held of record by such entities.  In addition, Bancorp may employ others to solicit proxies if management deems it advisable.

Voting Securities

Bancorp is authorized to issue 24,000,000 shares of Common Stock, no par value, of which 3,722,198 shares were issued and outstanding as of March 31, 2009 (the “Record Date”).  All common shares are voting shares, but only shareholders of record as of the Record Date are entitled to notice of and to vote at the Meeting and at any and all postponements or adjournments of it.  The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting will constitute a quorum for the purpose of transacting business.

Each common share is entitled to one vote at the Meeting, except in the election of directors, in which case California law permits a shareholder or the shareholder's proxy holder to cumulate votes.  Cumulation of votes means that each shareholder has a number of votes equal to the number of shares owned by the shareholder, multiplied by the number of directors to be elected, and that a shareholder may cumulate such votes for a single candidate or distribute them among as many candidates as the shareholder deems appropriate.  However, a shareholder may cumulate votes only for a candidate or candidates whose names have been placed in nomination prior to the voting, and only if the shareholder (or another shareholder) has given notice at the Meeting, prior to the voting, of the shareholder's intention to cumulate votes.  Prior to voting, an opportunity will be given for shareholders or their proxies at the Meeting to announce their intention to cumulate their votes.  The proxy holders are given discretionary authority to cumulate votes represented by shares for which they are named in the proxy.

In an election of directors, California law ordinarily provides that the nominees receiving the highest number of affirmative votes of the shares entitled to vote for them, up to the number of directors to be elected by such shares, are elected; votes against the director and votes withheld have no effect.

In addition, a listed corporation such as Bancorp which has eliminated cumulative voting in the election of directors may amend its articles or bylaws to provide that in an uncontested election (an election in which the number of candidates does not exceed the number of directors to be elected), approval of each candidate by a majority of shares present and voting in the election of directors shall be required. Bancorp has not eliminated cumulative voting in the election of directors.

PRINCIPAL SHAREHOLDERS

Except as listed in the table below, management of Bancorp does not know of any person who owned, as of the Record Date, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of the Common Stock of Bancorp.

Name and Address	Amount and Nature of Beneficial Ownership(1)	Percentage of Ownership
Maxwell M. Freeman 1818 Grand Canal Boulevard Stockton, CA 95207	366,800(50,000)	9.72%
Steven A. Rosso 4868 Saint Andrews Stockton, CA 95219	339,315	9.12%
The Banc Funds Company,L.L.C. 20 North Wacker Drive, Suite 3300 Chicago, IL 60606	358,168	9.62%
Harold Hand, M.D. 36 W. Yokuts, Suite 2 Stockton, CA 95207	335,188(50,000)	8.89%
Michael L. Dalton, C.P.A. 5345 El Dorado Suite 4 Stockton, CA 95207	202,306(37,136)	5.38%
Kathleen M. Verner 5685 Black Oak Dr Stockton, CA 95212	191,540(20,000)	5.12%

(1) The first number in this column indicates the total number of shares beneficially owned, including (if specified by the number in parenthesis) the numbers of shares which could be acquired by options exercisable within 60 days of the Record Date.

PROPOSAL ONE:
ELECTION OF DIRECTORS

The Bylaws of Bancorp fix the number of directors of Bancorp within the range of nine and seventeen; the exact number is set at eleven (11) until changed by resolution of the Board of Directors or Bylaw amendment duly adopted by Bancorp's shareholders or the Board of Directors.

Information Concerning Directors

The table below provides information concerning the nominees of the Board of Directors for election as directors of Bancorp.  The persons named are, except for Mr. Simas,  all current members of the Board of Directors, and will be nominated for election as directors at the Meeting, to serve until the 2010 annual meeting of shareholders and until their successors are elected and have qualified.

Unless otherwise directed, the proxy holders will cast votes so as to effect, if possible, the election of the eleven nominees.  The eleven nominees receiving the most votes will be elected.  If any nominee is unable to serve as a director, the proxy will be voted to elect a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected. Additional nominations may only be made by complying with the nomination procedures that are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

Name	Age	Director Since	Principal Occupation
Michael L. Dalton, C.P.A.	62	1987	Certified Public Accountant, Certified Financial Planner and Registered Investment Adviser
Maxwell M. Freeman	71	2000	Attorney – Freeman, D'Aiuto, Pierce, Gurev, Keeling & Wolf , Stockton, California
Harold Hand, M.D.	71	1987	Physician practicing ophthalmology. Owner and operator of the Advanced Vision Institute, Inc. and Staff member of Dameron Hospital
Patricia A. Hatton, M.D	59	1988	Physician practicing obstetrics and gynecology
Steven J. Kikuchi	51	1987	Registered landscape architect, contractor and certified nurseryman
Yoshikazu Mataga	66	1987	Owner and operator of Stockton Pontiac-Cadillac and GMC Truck
Russell G. Munson	62	2006	Owner, Wine and Roses Hotel, Restaurant and Spa
George M. Schofield, C.P.A.	70	2009	Certified Public Accountant and Financial consultant for Wine Industry
Rick D. Simas	48	2009	President and Chief Executive Officer of Bancorp
Gary A. Stewart	59	1998	Executive Vice President and Chief Credit Officer of Bancorp
Kathleen M. Verner	66	1988	Co-owner and Vice President of Verner Construction Company (residential and commercial development firm)

The following members of the Board of Directors, comprising more than a majority, have been determined by the Board to be “independent” in accordance with Marketplace Rule 4200(A)(15) of the NASD: Michael L. Dalton, C.P.A., Maxwell Freeman, Harold Hand, M.D., Patricia A. Hatton, M.D., Steven J. Kikuchi, Yoshikazu Mataga, Russell G. Munson, George Schofield, C.P.A. and Kathleen M. Verner.

Stock Ownership of Management

The following table lists, as of the Record Date, the number and percentage of shares of Common Stock beneficially owned by each nominee and by the directors and principal officers of Bancorp as a group.  The table does not include 78,909 shares held beneficially by Bancorp officers as administrators of the Pacific State Bank Retirement 401(k) Plan.  None of the shares are pledged as security.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Michael L. Dalton, C.P.A.	202,306(37,136)	1,920	5.38%
Maxwell M. Freeman	366,800(50,000)	-	9.72%
Justin R. Garner	1,153	-	*
Harold Hand, M.D.	335,188(50,000)	19,680	8.89%
Patricia A. Hatton, M.D.	183,250(40,000)	28,616	4.86%
Steven J. Kikuchi	131,116(50,000)	-	3.48%
Yoshikazu Mataga	147,268(30,000)	-	3.92%
Russell G. Munson	31,934(6,000)	-	*
George M. Schofield, C.P.A	15,679	-	*
Rick D. Simas	32,159(30,800)	-	*
Gary A. Stewart	103,352(62,283)	-	2.73%
Kathleen M. Verner	191,540(20,000)	-	5.12%
All directors, nominees and principal officers as a group (12 in all)(2)	1,741,745(386,219)	50,216	42.39%
(*) indicates less than 1%

(1) The first number in the first subcolumn indicates the total number of shares beneficially owned, including (as specified by the number in the parenthesis) the number of shares that could be acquired pursuant to stock options exercisable within 60 days of the Record Date.  Numbers in the second subcolumn indicate the number of shares (out of the total number of shares beneficially owned) as to which the person or group shares voting and/or investment power.
(2) Principal officers included are the President and Chief Executive Officer, Executive Vice President and Chief Credit Officer, and Vice President and Chief Financial Officer.

Options Outstanding and Available for Issuance at Year-End

The following table provides information as of December 31, 2008 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance under the Company’s 1997 Stock Option Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	645,869	$7.73	0
Equity compensation plans not approved by security holders	None	NA	NA
Total	645,869	$7.73	0

The Board of Directors and Committees

Bancorp's Board of Directors held 12 meetings during 2008. The following members of the Board of Directors, comprising more than a majority, have been determined by the Board to be “independent” in accordance with Marketplace Rule 4200(A)(15) of the NASD: Michael L. Dalton, Maxwell Freeman, Harold Hand, M.D., Patricia A. Hatton, M.D., Steven J. Kikuchi, Yoshikazu Mataga, Russell G. Munson, George M. Schofield and Kathleen M. Verner. Independent members of the Board met together in four regularly scheduled meetings during 2008 at which only independent directors were present, with the exception of Mr. Schofield who became a member of the Board of Directors in 2009.  In addition to meeting as a group to review Bancorp's business, members of the board of directors served on certain standing committees. During 2008, all nominees for director of Bancorp attended more than 75% of the aggregate of the number of meetings held by the board of directors and of all committee meetings on which he or she served.

Personnel Committee

 The Personnel Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the Bank’s senior management (management is not compensated for their service to the Company), evaluating the performance of senior management and, either as a committee or together with the other independent members of the Board, determining and approving the compensation level for the Chief Executive Officer, and making recommendations regarding compensation of other executive officers and certain compensation plans to the Board. The Compensation Committee does not presently operate pursuant to a written charter. However, the Bank’s Board has adopted a staffing and compensation policy with respect to Bank employees.

Personnel Committee Interlocks and Insider Participation

The members of the Compensation Committee include Dr. Harold Hand, Michael L. Dalton, Steven Kikuchi, Steven A. Rosso (through the date of his resignation) and Kathleen M. Verner, all of whom the Board determined to be “independent directors” as defined under The Nasdaq Stock Market listing standards.  The Compensation Committee met two times in 2008 with the Company's former President and Chief Executive Officer Mr. Rosso abstaining from any matter pertaining to his own compensation. Mr. Rosso did not, during the period of his membership on the Committee, hold a position as a board member of or with the responsibility for the compensation matters of any other entity.

Code of Ethics

The Board has also adopted a Code of Ethics that applies to all of our employees, officers and directors. A copy of the Code, which complies with the definition of a "code of ethics" under section 406(c) of the Sarbanes-Oxley Act of 2002 and the requirements of Marketplace Rule 4350(n), is available upon request to any stockholder.  Requests should be addressed in writing to Justin R. Garner, Chief Financial Officer, Pacific State Bancorp, 1899 W. March Lane, Stockton, CA 95207.

Nominating Procedures and Policies

Bancorp has a standing Nominating Committee, comprised of at least three independent directors; the current members of the Nominating Committee include all eight independent members of the Board of Directors.  These directors are appointed annually by the independent members of the board.  Director independence is determined in accordance with Marketplace Rule 4200(A)(15) of the NASD.  Under this definition, an independent director is a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Types of persons deemed not to be independent include (but are not limited to) employees of Bancorp or the Bank; persons (or their family members or affiliate entities) compensated for services other than as a director; and persons (or their family members) who are partners or employees of Bancorp’s independent auditors.  The nominating committee held one meeting during 2008. The nominating committee’s activities are governed by a charter adopted by the Board of Directors.

Bancorp’s bylaws prescribe the procedures for direct shareholder nominations of directors. These procedures are reprinted in the Notice of Annual Meeting that accompanies this proxy statement. In his discretion, the chairman of the Annual Meeting may disregard nominations not made in accordance with these procedures and instruct the inspector of elections to disregard all votes cast for such nominees. As a matter of policy, the board of directors will consider for inclusion in Bancorp’s proxy statement nominees made in accordance with these procedures and submitted to Bancorp on or before the deadline specified by regulation of the Securities and Exchange Commission for mandatory inclusion of shareholder proposals. For purposes of the 2010 Annual Meeting, that date will be December 15, 2009.

Each candidate considered by the Nominating Committee is required to complete one or more questionnaires and to provide any additional information which the Nominating Committee considers necessary, including a personal financial statement and a background investigation by an outside firm.

Candidates are evaluated based on the criteria established by the Nominating Committee, which may include such criteria as a satisfactory background investigation, experience and expertise, financial resources, time availability and community involvement. Candidates selected for consideration as nominees must meet with the Nominating Committee and thereafter with the Board of Directors.

Any candidates nominated for election to the Board of Directors, including existing members, must be recommended to the Board of Directors by the majority vote of approval of the members of the Nominating Committee and receive a majority of votes in favor of nomination from independent members of the Board of Directors.

Shareholder Communications

Any shareholder who wishes to communicate with the board or with any committee or individual member may write to the President and Chief Executive Officer at 1899 W. March Lane, Stockton, California 95207, Attention: Board Administration. The letter should indicate that the author is a shareholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:
• Forward the communication to the board or the director or committee to whom it is addressed;
• Attempt to handle the inquiry directly, for example, if it is a request for information about Bancorp or concerns a stock-related matter; or
• Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, is hostile, threatening, illegal or otherwise inappropriate, or is otherwise unrelated to the activities, functions and responsibilities of the board.

Attendance at Annual Meetings

All of the Company’s directors are expected and encouraged to attend annual meetings to the extent possible consistent with their other obligations. All of the directors attended the 2008 Annual Meeting.

Audit Committee and Audit Committee Financial Expert

The Audit Committee held 8 meetings during 2008. The Audit Committee consists of the following members of Bancorp’s Board of Directors:  Michael A. Dalton, Chairman, Yoshikazu Mataga and Patricia Hatton. Michael A. Dalton, CPA is the designated audit committee financial expert.  This designation is based upon his experience as a certified public accountant.   Each of the members of the Committee is independent as defined under Rule 4200(a)(15), meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), has not participated in the preparation of the financial statements of Bancorp or any of its current subsidiaries at any time during the past three years, and is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The Board has adopted a written charter to govern the Committee’s operations which complies with the requirements of Marketplace Rule 4350(d)(1).

The Committee’s responsibilities include providing advice with respect to Bancorp’s financial matters and assisting the Board of Directors in discharging its responsibilities regarding corporate accounting. The Committee’s primary responsibilities are to: (1) serve as an independent and objective party to monitor Bancorp’s financial reporting process and internal control system; (2) review and evaluate the audit efforts of Bancorp’s independent accountants and internal auditor; (3) evaluate Bancorp’s quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management’s establishment and enforcement of financial policies and business practices; and (5) facilitate communication among the independent accountants, financial and senior management, counsel, the internal auditor and the Board of Directors.

AUDIT COMMITTEE REPORT

INFORMATION CONTAINED IN THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY OF THE COMPANY'S FILINGS UNDER THE EXCHANGE ACT, NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY SUCH FILING, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

The Committee has reviewed and discussed the audited financial statements of Bancorp for the fiscal year ended December 31, 2008 with Bancorp’s management.  The Committee has discussed with Perry-Smith LLP, Bancorp’s independent public accountants (“Perry-Smith”), the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  The Committee has also received the written disclosures and the letter from Perry-Smith required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based on the Committee’s review and discussions noted above, the Committee recommended to the Board of Directors that Bancorp’s audited financial statements be included in Bancorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Submitted by:

Michael A. Dalton, Chairman
Yosh Mataga
Patricia Hatton

EXECUTIVE COMPENSATION AND RELATED MATTERS

Summary Compensation Table (2008)

The following table includes information concerning compensation for the one year period ended December 31, 2008 in reference to the named executive officers of the Company.

	Year	Salary	Bonus (1)	Option Awards	Change in Net Preset Value of Pension Benefits	All Other (2)	Total
Rick D. Simas	2008 2007 2006	$112,500 $110,438 $99,667	- $2,000 -	$19,000 $22,680 $22,680	$15,541 $13,609 $11,862	$51,683 $31,530 $52,799	$198,724 $180,257 $187,008
President and Chief Executive Officer (3)
Gary A. Stewart Executive Vice President and Chief Credit Officer	2008 2007 2006	$191,625 $186,490 $162,933	$25,000 $60,000 $50,000	$68,907 $82,688 $82,688	$85,120 $74,566 $65,020	$21,678 $27,419 $24,703	$392,330 $431,163 $385,344
Justin R. Garner Vice President and Chief Financial Officer (4)	2008	$95,000	-	-	-	$18,955	$113,955
Steven A. Rosso President and Chief Executive Officer (5)	2008 2007 2006	$294,000 $280,500 $235,770	$100,000 $150,000 $100,000	$111,467 $133,760 $133,760	- $54,791 $47,776	$33,375 $21,130 $31,962	$538,842 $640,181 $549,268
JoAnne C. Roberts Senior Vice President and Chief Financial Officer (6)	2008 2007 2006	$84,149 $109,000 $97,500	$20,000 $30,000 $25,000	- $14,592 $14,592	- $29,388 -	$8,040 $17,078 $16,925	$112,189 $200,058 $154,017

(1)	Bonuses paid in the first quarter based on prior year results.
(2)	Includes calculated value of personal use of bank automobile, personal benefit derived from club memberships, cash incentive programs and premiums paid for life insurance policies.
(3)	Rick D. Simas served in a different capacity with the Company until December 27, 2008 when he was appointed President of Pacific State Bank.
(4)	Justin R. Garner served in a different capacity with the Company until December 18, 2008, when he was named Chief Financial Officer of Pacific State Bank.
(5)	Steven A. Rosso resigned effective December 27, 2008.
(6)	JoAnne C. Roberts passed away on September 1, 2008.

Grants of Plan-Based Awards for 2008

There were no options granted during or for the calendar year ended December 31, 2008 to any of the executive officers listed in the Summary Compensation Table.

Outstanding Equity Awards at December 31, 2008

The following table includes certain information with respect to the value at the calendar year end December 31, 2008 of all unexercised options previously awarded to any of the executive officers named above.

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexcercised	Unexercised	Option	Option
	Options	Options	Exercise	Expiration
Name	(Exercisable)	(Unexercisable)	Price ($)	Date
Rick D. Simas	2,800	-	$2.59	08/17/2010
President and	8,000	-	$3.75	01/17/2012
Chief Executive Officer	20,000	-	$7.50	10/13/2013
Gary A. Stewart
Executive Vice President	283	-	$3.73	03/01/2012
Chief Credit Officer	62,000	-	$7.50	10/13/2013
Steven A. Rosso
President and
Chief Executive Officer (1)	110,000	-	$7.50	10/13/2013
JoAnne C. Roberts Senior Vice President and Chief Financial Officer	8,400	-	$7.50	10/13/2013

(1)	Mr. Rosso’s stock options were canceled on March 27, 2009 in compliance with the stock option plan.

Option Exercises and Stock Vested in 2008

Named executive officers did not exercise any stock options in 2008.

Salary Continuation Agreements

In order to provide long-term incentive to selected senior executive officers, effective September 30, 2003, the Bank entered into Executive Salary Continuation Agreements (each an "SCA") with five current senior officers of the Company, including two of the named executive officers listed on the Summary Compensation Table, Rick D. Simas and Gary A. Stewart.

Benefits payable under the SCAs are intended by the Bank to be funded by single-premium life insurance policies that were purchased in connection with entering into the SCAs and of which the Bank is the owner and beneficiary. The cash surrender value of those policies was $6,751,000 at December 31, 2008.  Notwithstanding the existence of such policies of insurance, however, the SCAs create no rights or interests in the property or assets of the Bank; the sole obligation of the Bank under the SCAs is an unfunded and unsecured promise to pay money in the future, and the status of any person who may assert a claim pursuant to an SCA is that of an unsecured general creditor of the Bank.

Generally, each SCA provides the named executive officer with a specified annual money benefit (the "Annual Benefit") payable to the executive or to his named beneficiary or surviving spouse or estate, in that order, for a period of up to 20 years following the executive's retirement upon or after a specified retirement age. If the executive should die or become disabled prior to such specified retirement age, a percentage of the Annual Benefit (on a sliding upward scale depending upon the number of years which elapse between execution of the SCA and the executive's early death or disability) would be payable.

No Annual Benefit is payable if the executive's employment is terminated for cause or the executive voluntarily terminates his employment with the Company prior to his specified retirement age, but the full Annual Benefit is payable if the executive's employment with the Company is terminated by the Company without cause or, in the case of Mr. Simas or Mr. Stewart, in connection with a change in control of the Company.

Subject to such contingencies, the following table sets forth information regarding benefits payable under the SCAs which are currently in effect between the Company and the named executive officers in the Summary Compensation Table.

Name	Annual Benefit	Present Value of Accumulated Benefit	Payments During Last Fiscal Year	Years Required For Full Benefit	Years of Accredited Service	Year Annual Benefit Commences	Retirement Age

Rick D. Simas	$77,299	$89,069	-	10	5	March 2026	65
Gary A. Stewart	$93,253	$414,571	-	10	5	September 2015	65

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

The table below shows the maximum incremental amounts that could be paid to the named executive officers upon a change in control or for termination without cause. The following information is based on (i) the executive's salary at December 31, 2008, and (ii) the assumption that the triggering event occurred on December 31, 2008.

Change in Control
	Severance Benefit	Vesting of Options	Salary Continuation	Total
Rick D. Simas	$-	$-	$44,535	$44,535
Gary A. Stewart	$-	$-	$207,286	$207,286

Termination Without Cause
	Salary	Vesting of Options	Salary Continuation	Total
Rick D. Simas	$-	$-	$44,535	$44,535
Gary A. Stewart	$-	$-	$207,286	$207,286

Board of Directors Compensation Table for 2008

Non-employee directors receive a monthly cash retainer for service as a director.  A Director who is an officer of the Company or of a subsidiary is not compensated for his or her membership on the Board.

The following table provides compensation information for the one year period ended December 31, 2008 for each non-employee member of the Company’s Board of Directors as of that date.  Compensation information regarding the management director (Gary A. Stewart) is included in the Summary Compensation Table.

	Fees Earned or
Name	Paid in Cash	Total
Michael L. Dalton, C.P.A.	$42,000	$42,000
Maxwell M. Freeman	$42,000	$42,000
Harold Hand, M.D.	$42,000	$42,000
Patricia A. Hatton, M.D	$42,000	$42,000
Steven J. Kikuchi	$42,000	$42,000
Yoshikazu Mataga	$42,000	$42,000
Russell G. Munson	$42,000	$42,000
Kathleen M. Verner	$42,000	$42,000

Transactions with Management

Some of the directors and officers of Bancorp and the companies with which those directors and officers are associated are customers of, and have had banking transactions with, Bancorp in the ordinary course of Bancorp's business, and Bancorp expects to have banking transactions with such persons in the future. In the opinion of Bancorp's management, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectability or present other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Bancorp’s directors, executive officers and ten percent or more shareholders of Bancorp’s equity securities, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and reports of changes of ownership of Bancorp’s equity securities.  Officers, directors and ten percent or more shareholders are required by regulation to furnish Bancorp with copies of all Section 16(a) forms they file. To Bancorp’s knowledge, based solely on review of the copies of such reports furnished to Bancorp, during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to Bancorp’s directors, executive officers, and beneficial owners of 10% or more of Bancorp’s equity securities appear to have been met.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The accounting firm of Perry-Smith LLP (“Perry-Smith”), registered public accountants, serves Bancorp as its auditors at the direction of the board of directors and Audit Committee of Bancorp.  It is anticipated that a representative of Perry-Smith will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Audit Fees

The aggregate fees billed by Perry-Smith for professional services rendered for the audit of Bancorp’s annual financial statements for the fiscal year ended December 31, 2008 and for the reviews of the financial statements included in Bancorp’s Quarterly Reports on Form 10-Q for that fiscal year were $124,500; related fees for the year ended December 31, 2007 were $118,700.  These amounts represented 82% and 76%, respectively, of the total fee paid to Perry-Smith during these years.

Audit-Related Fees

The aggregate fees billed by Perry-Smith for audit related services rendered for technical accounting, consulting and research were $0 for the year ended December 31, 2008; related fees for the year ended December 31, 2007 were $0.

Tax Fees

The aggregate fees billed by Perry-Smith for all tax services rendered to Bancorp for the fiscal years ended December 31, 2008 and December 31, 2007 were $27,800 and $37,570 respectively.  Those amounts represented 18% and 24%, respectively of the total fees paid to Perry-Smith during these years.

All Other Fees

The aggregate fees billed by Perry-Smith for all other services rendered to Bancorp, other than the services described above, for the fiscal years ended December 31, 2008 and December 31, 2007 were $0.

Before each professional service provided by Perry-Smith was rendered to Bancorp, such service was approved by, and its effect upon Perry-Smith's independence was considered by, the Audit Committee.

SHAREHOLDER PROPOSALS

Next year's Annual Meeting of Shareholders of Bancorp is scheduled be held on May 13, 2010.  Any shareholder desiring to submit a proposal for action at the 2010 Annual Meeting of Shareholders which is desired to be presented in Bancorp's Proxy Statement with respect to such meeting, should mail such proposal by certified mail, return receipt requested, to Pacific State Bancorp, 1899 W. March Lane, Stockton, California  95207, Attention:  Dr. Harold Hand, Chairman of the Board.  All such proposals must be received by Bancorp not later than December 15, 2009.  Management of Bancorp will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 15, 2009 deadline.  Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included, and other aspects, are regulated by the Securities Exchange Act of 1934, and regulations adopted there under.

OTHER MATTERS

Management is not aware of any other matters to come before the Meeting.  If any other matter not mentioned in this Proxy Statement is brought before the Meeting, the persons named in this enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with the recommendations of management.

Stockton, California

April 14, 2009

PACIFIC STATE BANCORP

A COPY OF BANCORP'S ANNUAL REPORT ON FORM 10-K WILL BE MAILED FREE OF CHARGE TO ANY SHAREHOLDER UPON REQUEST.  REQUESTS MAY BE MADE BY TELEPHONE AT (209) 870-3214 OR BY LETTER ADDRESSED TO PACIFIC STATE BANCORP, 1899 W. MARCH LANE, STOCKTON, CALIFORNIA  95207.

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. UNLESS OTHERWISE DIRECTED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

Please mark your votes as indicated in this example ☒

1. To elect as Directors the nominees set forth below

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
	☐	☐	☐

Nominees:

01 Michael L. Dalton
02 Maxwell M. Freeman
03 Harold Hand
04 Patricia Ann Hatton
05 Steven J. Kikuchi
06 Yosh Mataga
07 Rick D. Simas
08 Gary A. Stewart
09 Kathleen Verner
10 Russell G. Munson
11 George M. Schofield

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)

*Exceptions ______________________________

2. In their discretion, to transact such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Mark Here for Address Change or Comments **SEE REVERSE** ☐

Will Attend Meeting ☐ YES

Signature ______________________ **Signature** ______________________ **Date** ____________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

PACIFIC STATE BANCORP

INTERNET
http://www.proxyvoting.com/psbc

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders

The Proxy Statement and the 2008 Annual Report to Shareholders are available at:

http://bnymellon.mobular.net/bnymellon/psbc

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REVOCABLE PROXY

PACIFIC STATE BANCORP

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS MAY 14, 2009

The undersigned holder of Common Stock, revoking any Proxy heretofore given, hereby constitutes and appoints Rick D. Simas and Russell G. Munson and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of Pacific State Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Pacific State Bancorp, to be held Thursday, May 14, 2009, at 1547 E. March Lane, Stockton, California, at 4:30 p.m. or at any adjournments thereof, upon the following items and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

Address Change/Comments (Mark the corresponding box on the reverse side)

(Continued and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE ▲

Choose **MLink**SM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect**® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

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